機載內網娛樂設備買賣合約

立合約書人　雅太宇宙事業有限公司　（以下簡稱 甲方）
　　　　　　元炬科研股份有限公司　（以下簡稱 乙方）

茲因甲方有向乙方採購機載內網娛樂設備之需求，雙方特簽訂本合約，約定合作條款如下：

第一條：合約標的

本合約中甲方所採購之標的物名稱及型號詳如附件。

第二條：合約價款

一、本合約標的物價款（含營業稅）詳附件，乙方得隨時以書面通知甲方調整產品價格，但不影響價格調整前甲方已接受乙方下訂之訂單。

二、乙方應於接受訂單後開具契約標的價額之發票與甲方，甲方應按下表時間及金額給付價款予乙方，除雙方另有書面協議，否則本合約之所有款項應以美元支付，如應付款項有所爭議，甲方應於下表付款時間前至少十個工作日，以書面詳列爭議項目及內容向乙方提出，以利雙方進行爭議款項協商。除前開爭議項目之款項外，其餘無爭議之款項均應按下表時間給付：

發票金額百分比	付款時間
百分之十(10%)	採購訂單確認日
百分之十(10%)	交付樣品，以進行功能驗證和試用安裝
百分之七十(70%)	100套的設備裝運運送前七天
百分之十 (10%)	100套驗收通過時

三、除雙方均認有爭議之款項外，甲方如未按時給付價款，應按週年利率百分之五計算遲延利息。

四、本契約標的價額不含一切稅費，因本合約所生之進出口關稅、運費、保險費等費用均由甲方負擔；乙方之營業稅自行負擔。

第三條：履約保證金

甲方負責人應於本合約簽訂之日，開立本合約總金額百分之四十之同額本票予乙方做為履約保證金。

第四條：訂單和產品管理

一、 採購訂單：甲方應以書面向乙方訂購產品，甲方發出採購訂單時，即表示願意根據本合約的條款和條件購買產品，有義務向乙方購買採購訂單中指定數量的產品。採購訂單中任何對本合約條款及條件進行更改均屬無效，甲方所發出之訂單均應視為本合約之一部分。

二、 訂單下達：甲方應至少在預期交貨日前24個月以書面向乙方下達採購訂單，採購訂單的價格應與附件中所述的產品價格一致。

三、 最小訂購量：甲方應於合約生效之日後**三十日內**向乙方發出採購訂單，該訂單應達本合約產品的最低採購量（“ MOQ”）。

產品名稱	最低採購量
Donica AirCinema Cube	100套

第五條：交付及檢查

一、 乙方應使用標準包裝及運送方式將產品送達至甲方指定交貨地點。

二、 甲方全額付款後產品所有權即歸屬於甲方；乙方將產品交予運送人時，損失風險即移轉予甲方承擔。

三、 甲方應於產品送達後三十日檢驗期內檢查產品，如甲方未於檢驗期內以書面通知乙方產品不合格，視為甲方已接受該批產品。

四、 如乙方確認該批產品不合格，乙方可選擇：(一)、更換合格品或(二)、退還不合格產品之價款予甲方。

五、 除本條另有規定，甲方不得將產品退還予乙方。

六、 本條為甲方對於不合格產品唯一且排他的補救措施，乙方對於本條所涵蓋之所有不合格產品應負擔全部責任及義務。

第六條：交付時間

雙方均同意，乙方回覆甲方採購單之交貨時間僅是估計期間，惟乙方將盡力於甲方要求之交貨日期前交付所有產品。

第七條：保密協議

雙方均同意自109年4月9日起，本合約內容為商業機密，任何一方不得將本合約相關訊息透漏予第三人，本合約到期或終止後，保密協議仍有效力。

第八條：合約之解除及終止

一、本合約有效期限自簽約日起算為五年，如雙方於合約到期日前一個月未以

書面通知另一方，合約期限自動延長二年。

二、如甲方未依第二條規定給付價款，經乙方書面催告30日後仍未給付無爭議之價款，乙方得隨時解除契約，並向甲方請求所受之損失。

三、如乙方嚴重違反本合約條款經甲方書面通知，乙方未能於90日內改善，甲方得解除契約，並向乙方請求所受之損失。

四、如任一方有破產、停業、歇業達兩週以上等情況，另一方得隨時以書面解除契約，並請求所受之損失。

五、如任一方因不可抗力影響本合約之履行達兩週以上，另一方得隨時以書面終止本契約。

第九條：終止或解除契約之效果

本合約終止後，乙方應開具最終發票予甲方，發票金額包括產品的所有費用，及在終止生效之日（包括該日）前發生之一切費用，甲方應按照第2條規定支付發票所示金額。

第十條：產品保證

一、乙方保證產品於交付時，均符合附件所示之品質，且無材料、工藝及設計方面之缺陷，亦不包含任何設計旨在破壞甲方硬體之病毒或其他有害元素，乙方於產品交付前應使用防毒軟體或掃毒軟體進行全面病毒檢測/掃描程序。

二、對於機載設備，乙方應提供必要之適航性證明文件(認證文件應顯示每個產品的配置/修改狀態)，並根據進口國之適航性規定將最新版本產品安裝至飛機上。

三、前述保證不適用於：

(一)、產品遭受濫用、誤用、疏忽、意外，測試不當、安裝不當、存儲不當、處理不當、異常的環境條件，或任何違反乙方產品說明之使用方式。

(二)、由乙方或乙方授權代表以外之人員對產品進行重置、修改或變更。

(三)、與任何未經乙方書面批准之第三方產品、硬體或軟體一起使用。

第十一條：保固及維修

一、對於材料或工藝上的瑕疵，或與訂單相符的瑕疵，保固期間內，乙方應於90日內將產品修繕至無瑕疵。

二、甲方應於發現瑕疵後10日內，以書面將指稱之瑕疵通知乙方，如乙方之供應商檢查和測試表明此類產品有瑕疵，並且此類瑕疵非由乙方人為因素所造成，則甲方應自行決定付費維修，或付費更換瑕疵產品。

三、如果乙方的供應商檢查和測試未發現瑕疵，則甲方應支付每件產品600美元之檢測費用，並負擔運費。

四、 除檢測未發現瑕疵之產品外，乙方應將修理或更換的產品運至甲方指定之地點，費用由乙方承擔，並承擔運送損失的風險。

第十二條： 智慧財產權

一、 甲方同意以下事項：

（一）、 乙方或其授權之第三人將保留所有用於創建、體現、使用或與產品及其任何組成部分相關之智慧財產權。

（二）、 甲方並未因本合約而取得任何與產品相關之智慧財產權。

（三）、 如甲方取得與本契約標的產品相關之智慧財產權(包括但不限於商標權、衍生性作品、改作權等)，該權利將視為且不可撤銷地自動轉讓予乙方或其授權之第三人。

（四）、 甲方僅得根據本合約之授權或乙方之指示，使用乙方所有之智慧財產權。

二、 乙方保證交付甲方之產品無侵害他人之專利權、著作權或其他權利。如甲方因使用產品致有第三人對甲方提起侵害專利權、著作權或其他權利控訴之情事時，應即以書面通知乙方，並提供相關資料與乙方充分合作。乙方應負責為甲方從事有關之和解談判及提出抗辯，並償付和解費用或一切經法院判決確定由甲方負責之費用及賠償。

三、 標的物侵害他人專利權、著作權或其他權利致甲方不得繼續使用時，甲方應將該標的物退回乙方，並得將其他因之無法使用之標的物一併退回。乙方應於 30 日內依本合約簽訂時有關機器設備之法定最低耐用年限，以直線法計算折舊殘值給付甲方，並賠償甲方因此所受之損害。

三、 甲方因自行改變標的物結構、或不在特定運作環境下使用標的物、或合併使用非乙方供應之產品致標的物侵害他人專利權、著作權或其他權利，應由甲方自行負責。

第十三條：損害賠償上限

雙方所得請求之損害賠償以實際損害為限，且以造成損害之標的物價款為上限。

第十四條：轉讓限制

非經他方書面同意，任一方不得將本合約之權利義務轉讓予第三人，因公司合併、重組之存續公司不在此限。

第十五條：合約修改

本合約條款之修改以書面為之。

第十六條：準據法及管轄權約定

一、雙方均同意，本契約以中華民國法律為準據法。
二、因本契約所生爭議，雙方同意以台北地方法院為第一審管轄法院。

第十七條：本合約一式二份，經雙方用印後，由甲乙方各執一份收執。

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立合約書人

甲 方： 雅太宇宙事業有限公司
代 表 人： 曾建銘
統 編：43941489
地 址： 臺北市內湖區內湖路 1 段 120 巷 13 號

乙 方： 元炬科研股份有限公司
代 表 人： 徐志明
統 編：84167600
地 址： 臺北市內湖區內湖路 1 段 118 號 4 樓

中 華 民 國 一 〇 九 年 七 月 十 五 日

附件

【產品規格】

Donica WCube (Wireless Cube, P/N:800-A00-008) Specification

1. Hardware

Item	Specification	Remarks
Processer	Intel Core i7-4702HQ	Quad Core, up to 2.2GHz
Memory	16 GB DDR3	
Storage1	64 GB	Built-in m-SATA SSD for OS
Storage2	2 TB as default, actual configuration per PO	Removable SSD for content storage; Can support 1.6 TB, 2TB, 7.6TB, 16TB SSD
Ethernet	1 x 1000M	Optional for maintenance, RJ45 Port
USB	1 x USB2.0	Optional for maintenance
Hardware Control	Button x 3: 1, Power ON/OFF 2, 4G ON/OFF 3, Wi-Fi ON/OFF	For Manually: 1, System power control 2, 4G radio control 3, Wi-Fi radio control Note: Passenger Announcement control (optional) is soft button on crew's tablet
Indicator	1 x Power PED	Power on/off LED
Aircraft Interface	ADS-B	Embedded receiver antenna and module
Wi-Fi	Wi-Fi 6	IEEE 802.11 a/b/g/n/ac/ax Frequency: 802.11ax/ac/n/a： 5.725GHz-5.850GHz; 5.47 GHz～5.725GHz; 5.15 GHz ~5.35GHz 802.11ax/b/g/n: 2.4GHz-2.483GHz Max data rate: 5.95Gbps MU-MIMO

【價格】

本合約有效期間內，符合最小訂購量100套之訂單，每套18,071美元。

元炬科研股份有限公司報價單

收件人：(TO)	寄件者：(FROM)
陳明中	葉明
公司：(COMPANY)	日期：(DATE)
雅太宇宙事業有限公司	2020年7月3日
電話：(TEL)	頁數：(PAGES)
	1
傳真：(FAX)	主題：(SUB)
	報價單

報 價 單

No.	品名/型號 DESCRIPTION & SPEC	單位 UNIT	單價 UNIT PRC	數量 QUANTI	金額 AMOUNT	備註 MENU
1	800-A00-008 Non-battery portable WIFI Syster	BOX	18,071.00	100	1,807,100.00	美金
	Intel® Core™ i7-4702HQ CPU up to 2.2Ghz 16GB DDR3					
	Internal 64G build-in SATA					
	Removeable SSD (M.2 interface 2280/NVME)on Storage 2 2TB,3.8TB,8TB,16TB M.2 SSD					
	MU-MIMO IEEE 802.11a/b/g/n/ac/ax					
	4×4:4 802.11ax/b/g/n:2.4GHz-2.483GHz					
	Max:date rate:5.95Gbps					
	2 × 4G module(one active, one standby)					
	ADS-B					
	28V DC 55W (average, 65W max)					
	330 mm(D)×270mm(W)×135mm(H)					
	Non-STC/CE FCC ONLY					
總計TOTAL AMOUNT					1,807,100.00	

以上報價稅率：	外加	內含	條件：	FOB Hong Kong	報價有效期：	一週內有效
	V					

備註：

以上報價未含SSD、電源器、進出口關稅、運費及保險…等，依實際產生費用由買方承擔。

付款條件:

1.採購單確認支付10%訂金

2.樣品測試支付10%

3.出貨70%

4.驗收10%

雅太宇宙事業有限公司